Exhibit 10.1

SETTLEMENT AND SHARE ISSUANCE AGREEMENT

This Settlement and Share Issuance Agreement (“Agreement”) is made on this 30th December, 2025, by and between:

(1) Marvion Inc., a Nevada corporation listed on OTCQB Markets with principal business address at Unit B, 15/F., Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong (“MVNC”); and

(2) United Warehouse Management Limited, a company incorporated in Hong Kong with address at Unit B, 15/F., Teda Building, 87 Wing Lok Street, Sheung Wan, Hong Kong (“UWM”).

(3) Star Warehouse Engineering Limited, a company incorporated in Hong Kong with address at 87-88 Shun Chung Tsuen, Tai Tong Road, Yuen Long, Hong Kong (“Star Warehouse”).

The Parties are collectively referred to as the “Parties” and individually as a “Party.”

1. Background

A. Star Warehouse has provided engineering and warehouse-related services to UWM, a wholly-owned subsidiary of MVNC.

B. As at the date of this Agreement, UWM owes Star Warehouse an outstanding amount of HK$3,950,000 (“Debt”).

C. Star Warehouse agrees to settle the Debt by accepting newly issued restricted common shares of Marvion (“Settlement Shares”) as full settlement of the Debt.

D. Star Warehouse has designated Mr. Ng Chun Man with Passport No. XXXXXXXX (“Designated Recipient”) to receive the Settlement Shares.

E. MVNC Marvion agrees to issue the Settlement Shares to the Designated Recipient under the terms of this Agreement.

2. Settlement of Debt

2.1 Upon issuance of the Settlement Shares by Marvion, the Debt shall be deemed fully satisfied, discharged and settled.

2.2 Star Warehouse hereby irrevocably releases UWM from all claims, liabilities, or obligations relating to or arising from the Debt.

2.3 UWM shall have no further financial obligations to Star in respect of the Debt after the Settlement Shares are issued.

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3. Share Issuance Terms

3.1 Marvion shall issue to the Designated Recipient the number of Shares calculated based on:

•	7-Day Average Closing Price: the average closing price of MVNC common stock over the last 7 trading days immediately preceding the Effective Date; and

•	7-Day Average FX Rate: the average USD/HKD exchange rate over the same 10-day period.

3.2 The number of Settlement Shares shall be:

15,816,576 (Settlement Shares) = HKD $3,950,000 (Debt) / USD $0.0321 (7-Day Avg Closing Price in USD) / 7.78 (7-Day Averaged USD/HKD FX)

3.3 The Settlement Shares shall be issued as Rule 144 restricted common shares.

3.4 The Shares shall be delivered within 30 business days after the Effective Date.

3.5 MVNC shall issue shares of its restricted common stock (the “Settlement Shares”) to the following designated recipient:

Recipient Name: Ng Chun Man with Passport No. XXXXXXXX

Designation: As designated by Star Warehouse.

4. Representations & Warranties

By MVNC

•	The issuance of Settlement Shares is duly authorized.

•	The shares will be validly issued, fully paid, and non-assessable.

•	The Company is in good standing under the laws of Nevada.

By UWM

•	UWM confirms the Debt amount is correct and final.

•	UWM agrees that issuance of the Settlement Shares to the designated recipient satisfies the Debt in full.

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By Star Warehouse

•	Star Warehouse has full authority to enter into this Agreement.

•	Star Warehouse confirms the Debt amount is correct and final.

•	Star Warehouse agrees that issuance to Mr. Ng Chun Man fully satisfies the Debt.

4. No Price Protection

4.1 The Parties expressly agree that no anti-dilution, no price adjustment, no reset, and no make-good mechanism shall apply.

4.2 Star Warehouse and the designated recipient accept full market risk.

5. Confidentiality

Unless required by law or stock exchange rules, both Parties shall keep this Agreement and its terms confidential.

6. Indemnity

Each Party shall indemnify and hold harmless the other Party from any loss arising from breach of this Agreement.

7. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, USA.

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8. Execution

Executed in counterparts. Signatures below:

Marvion Inc.

/s/ Chan Sze Yu______________

Name: Chan Sze Yu

Title: Chief Executive Officer

United Warehouse Management Limited

/s/ Chan Sze Yu______________

Name: Chan Sze Yu

Title: Director

Star Warehouse Engineering Limited

/s/ Ng Chun Man____________

Name: Ng Chun Man

Title: Director

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